UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2020

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the 2020 annual meeting of shareholders held on May 13, 2020:

(1)Proposal to elect the 11 individuals nominated by the Board of Directors to serve as directors for a one year term and until their successors are duly elected and qualified.

The results of the voting on this proposal are as follows:

	For	Against	Abstain	Broker Non-Votes
Michael Bender	113,624,624	1,387,218	122,696	17,250,119
Peter Boneparth	111,107,994	3,906,189	120,355	17,250,119
Steven A. Burd	110,908,796	4,103,527	122,215	17,250,119
Yael Cosset	113,609,901	1,402,066	122,571	17,250,119
H. Charles Floyd	111,249,923	3,763,529	121,086	17,250,119
Michelle Gass	114,078,537	946,610	109,391	17,250,119
Jonas Prising	111,919,772	3,082,750	132,016	17,250,119
John E. Schlifske	112,903,509	2,100,043	130,986	17,250,119
Adrianne Shapira	113,710,173	1,296,189	128,176	17,250,119
Frank V. Sica	103,361,948	11,218,133	554,457	17,250,119
Stephanie A. Streeter	111,053,975	3,966,247	114,316	17,250,119

(2)Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2021.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
122,050,321	10,126,750	207,586	0

(3)Advisory vote on the compensation of the Company’s named executive officers.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
105,284,470	9,464,405	385,663	17,250,119

(4)Shareholder proposal on shareholder right to act by written consent.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
8,396,790	106,233,622	504,126	17,250,119

(5)Shareholder proposal on adoption of animal welfare policy.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
5,464,263	101,135,340	8,534,935	17,250,119

Item 8.01Other Events

On May 13, 2020, the Company issued a press release announcing events which took place in connection with the 2020 Annual Meeting.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 13, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2020	KOHL'S CORPORATION

	By:	/s/ Jason J. Kelroy
Jason J. Kelroy
Executive Vice President,
General Counsel and Secretary